SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 19, 2001


                              SPORTSLINE.COM, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        0-23337                                        65-0470894
(Commission File Number)                    (I.R.S. Employer Identification No.)


      2200 W. Cypress Creek Road
       Fort Lauderdale, Florida                          33309
(Address of principal executive offices)               (Zip Code)


                                 (954) 351-2120
              (Registrant's telephone number, including area code)

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Item 5.           Other Events.

         On February 19, 2001, Asiacontent.com, Ltd. ("Asiacontent.com") issued a press release announcing that Asiacontent.com, SportsLine.com, Inc. ("SportsLine.com") and SportsLine.com's subsidiary, Sports.com Limited, will discontinue their efforts to establish a joint venture in Asia. A copy of this press release is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)       Exhibits

        99.1      Press Release of Asiacontent.com dated February 19, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SPORTSLINE.COM, INC.

Date:  February 20, 2001               By: /s/ Kenneth W. Sanders
                                          --------------------------------
                                               Kenneth W. Sanders
                                               Chief Financial Officer

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                              SPORTSLINE.COM, INC.

                                INDEX TO EXHIBITS

Exhibit
Number          Description
-------         -----------

 99.1           Press Release of Asiacontent.com dated February 19, 2001